CAMDEN
WASHINGTONIAN

Featured Community: Camden Washingtonian ● 365 Apartment Homes ● 97% Occupied – July 24, 2019

CAMDEN
Living Excellence

2Q19 Earnings Release & Supplemental Financial Information

11 Greenway Plaza ● Houston TX 77046 ● (713) 354-2500 ● camdenliving.com
Investor Relations Contact ● Kim Callahan ● (713) 354-2549

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES SECOND QUARTER 2019 OPERATING RESULTS

Houston, Texas (July 25, 2019) - Camden Property Trust (NYSE:CPT) announced today operating results for the three and six months ended June 30, 2019. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three and six months ended June 30, 2019 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended		Six Months Ended
	June 30		June 30
Per Diluted Share	2019	2018	2019	2018
EPS	$0.43	$0.40	$0.82	$0.81
FFO	$1.28	$1.19	$2.50	$2.34
AFFO	$1.07	$1.00	$2.19	$2.04

	Quarterly Growth	Sequential Growth	Year-To-Date Growth
Same Property Results	2Q19 vs. 2Q18	2Q19 vs. 1Q19	2019 vs. 2018
Revenues	3.4%	1.5%	3.5%
Expenses	2.0%	(1.3)%	2.9%
Net Operating Income ("NOI")	4.2%	3.1%	3.9%

Same Property Results	2Q19	2Q18	1Q19
Occupancy	96.1%	95.7%	95.8%

“We are pleased to report another solid quarter of results for our company,” said Richard J. Campo, Camden’s Chairman and CEO. “Same property NOI growth and FFO per share were both better than anticipated for the second quarter. As a result, we have increased the midpoint of our 2019 FFO guidance by $0.02 to $5.09 per share, and raised the midpoint of our 2019 expected same property NOI growth from 3.40% to 3.75%.”

For 2019, the Company defines same property communities as communities owned and stabilized since January 1, 2018, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
Lease-up was completed at Camden Washingtonian in Gaithersburg, MD, and construction commenced at Camden Cypress Creek II in Cypress, TX, a joint venture project with 234 apartment homes.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Cost	as of 7/24/2019
Camden McGowen Station	Houston, TX	315	$90.9	83%
Camden North End I	Phoenix, AZ	441	98.2	70%
Camden Grandview II	Charlotte, NC	28	22.4	46%
Total		784	$211.5	74%

Development Communities - Construction Ongoing ($ in millions)

		Total	Total
Community Name	Location	Units	Budget
Camden RiNo	Denver, CO	233	$75.0
Camden Downtown I	Houston, TX	271	132.0
Camden Lake Eola	Orlando, FL	360	120.0
Camden Buckhead	Atlanta, GA	365	160.0
Camden North End II	Phoenix, AZ	343	90.0
Camden Cypress Creek II (JV)	Cypress, TX	234	38.0
Total		1,806	$615.0

Acquisition Activity
During the quarter, Camden acquired approximately 4.3 acres of land in Charlotte, NC for approximately $10.9 million for the future development of approximately 400 apartment homes and acquired approximately 11.6 acres of land in Tempe, AZ for approximately $18.0 million for the future development of approximately 400 apartment homes. The Company also acquired Camden Rainey Street, a 326-home apartment community located in Austin, TX for approximately $120.4 million.

Capital Markets Transactions
In June 2019, the Company issued $600.0 million senior unsecured notes under its existing shelf registration statement. These ten-year notes were offered to the public at 99.751% of par value with a coupon of 3.150%. After giving effect to the settlement of the swap agreements which will be recognized over the first seven years of the notes and deducting the underwriting discounts and other estimated expenses of the offering, the effective annual interest rate on the notes is approximately 3.84% through June 2026, and approximately 3.28% thereafter, for an all-in average effective rate of approximately 3.67%. The Company received net proceeds of approximately $593.4 million, net of underwriting discounts and other estimated offering expenses.

Executive Officer Appointments
On July 24, 2019, Camden’s Board of Trust Managers appointed D. Keith Oden from President to Executive Vice Chairman of the Board, and H. Malcolm Stewart from Chief Operating Officer to President and Chief Operating Officer. Mr. Oden will retain his current role of providing strategic leadership, communicating and implementing the Company’s mission, and managing the Company’s operations. Mr. Stewart will continue to report to Mr. Oden and will retain his current responsibilities for overseeing the Company’s property operations, construction and facilities projects, strategic and business programs, and other day-to-day operational functions. These changes recognize Mr. Stewart’s long-term contributions to Camden’s success and, as part of good corporate governance and long-term succession planning, are intended to create an avenue for future promotions of other existing senior-level executives.

Earnings Guidance
Camden updated its earnings guidance for 2019 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for third quarter 2019 as detailed below.

	3Q19	2019	2019 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS	$0.40 - $0.44	$1.63 - $1.75	$1.69	$1.64	$0.05
FFO	$1.26 - $1.30	$5.03 - $5.15	$5.09	$5.07	$0.02

	2019	2019 Midpoint
Same Property Growth	Range	Current	Prior	Change
Revenues	3.15% - 3.65%	3.40%	3.40%	0.00%
Expenses	2.50% - 3.00%	2.75%	3.35%	(0.60)%
NOI	3.25% - 4.25%	3.75%	3.40%	0.35%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2019 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Conference Call
Friday, July 26, 2019 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 7002268
Webcast: https://services.choruscall.com/links/cpt190726.html

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company primarily engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 165 properties containing 56,271 apartment homes across the United States. Upon completion of 6 properties currently under development, the Company’s portfolio will increase to 58,077 apartment homes in 171 properties. Camden was recently named by FORTUNE Magazine for the 12th consecutive year as one of the 100 Best Companies to Work For® in America, ranking #19.

For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Property revenues	$255,761	$237,133	$504,328	$467,816

Adjusted EBITDA	145,856	134,556	284,577	264,238

Net income attributable to common shareholders	42,399	38,671	81,012	78,066
Per share - basic	0.43	0.40	0.83	0.81
Per share - diluted	0.43	0.40	0.82	0.81

Funds from operations	128,635	116,109	249,298	227,476
Per share - diluted	1.28	1.19	2.50	2.34

Adjusted funds from operations	107,469	96,919	218,477	198,287
Per share - diluted	1.07	1.00	2.19	2.04

Dividends per share	0.80	0.77	1.60	1.54
Dividend payout ratio (FFO)	62.5%	64.7%	64.0%	65.8%

Interest expensed	19,349	20,607	39,819	40,981
Interest capitalized	3,194	3,738	5,926	7,431
Total interest incurred	22,543	24,345	45,745	48,412

Principal amortization	215	169	481	341

Net Debt to Annualized Adjusted EBITDA (a)	3.9x	4.0x	3.9x	4.0x
Interest expense coverage ratio	7.5x	6.5x	7.1x	6.4x
Total interest coverage ratio	6.5x	5.5x	6.2x	5.5x
Fixed charge expense coverage ratio	7.5x	6.5x	7.1x	6.4x
Total fixed charge coverage ratio	6.4x	5.5x	6.2x	5.4x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.6x	4.9x	3.6x	4.9x

Same property NOI increase (b)	4.2%	3.2%	3.9%	3.6%
(# of apartment homes included)	42,618	41,968	42,618	41,968

Gross turnover of apartment homes (annualized)	56%	59%	52%	54%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	46%	49%	42%	44%

			As of June 30,
			2019	2018
Total assets			$6,621,602	$6,131,906
Total debt			$2,476,803	$2,205,288
Common and common equivalent shares, outstanding end of period (c)			100,789	97,266
Share price, end of period			$104.39	$91.13
Book equity value, end of period (d)			$3,688,768	$3,514,542
Market equity value, end of period (e)			$10,521,364	$8,863,851

(a) Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by either 4 for quarter results or 2 for 6 month results.

(b) "Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2018, excluding communities under redevelopment and properties held for sale.

(c) Includes at June 30, 2019: 99,036 common shares (including 112 common share equivalents related to share awards), plus 1,753 common share equivalents upon the assumed conversion of non-controlling units.

(d) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.

(e) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 27, 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
OPERATING DATA

Property revenues (a)	$255,761	$237,133	$504,328	$467,816

Property expenses
Property operating and maintenance	58,147	54,735	115,095	108,651
Real estate taxes	33,080	30,326	66,970	60,375
Total property expenses	91,227	85,061	182,065	169,026

Non-property income
Fee and asset management	1,867	1,826	3,710	3,824
Interest and other income	331	491	629	1,284
Income on deferred compensation plans	3,856	435	14,212	230
Total non-property income	6,054	2,752	18,551	5,338

Other expenses
Property management	6,093	6,473	12,750	13,112
Fee and asset management	1,522	1,088	2,706	2,053
General and administrative	13,261	12,272	26,569	24,495
Interest	19,349	20,607	39,819	40,981
Depreciation and amortization	84,646	75,569	164,920	145,793
Expense on deferred compensation plans	3,856	435	14,212	230
Total other expenses	128,727	116,444	260,976	226,664

Equity in income of joint ventures	1,909	1,872	3,821	3,701
Income from continuing operations before income taxes	43,770	40,252	83,659	81,165
Income tax expense	(228)	(380)	(396)	(768)
Net income	43,542	39,872	83,263	80,397
Less income allocated to non-controlling interests from continuing operations	(1,143)	(1,201)	(2,251)	(2,331)
Net income attributable to common shareholders	$42,399	$38,671	$81,012	$78,066

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$43,542	$39,872	$83,263	$80,397
Other comprehensive income
Unrealized gain (loss) on cash flow hedging activities	(7,060)	5,181	(12,998)	8,782
Reclassification of net (gain) loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	(351)	34	(726)	69
Comprehensive income	36,131	45,087	69,539	89,248
Less income allocated to non-controlling interests from continuing operations	(1,143)	(1,201)	(2,251)	(2,331)
Comprehensive income attributable to common shareholders	$34,988	$43,886	$67,288	$86,917

PER SHARE DATA

Total earnings per common share - basic	$0.43	$0.40	$0.83	$0.81
Total earnings per common share - diluted	0.43	0.40	0.82	0.81

Weighted average number of common shares outstanding:
Basic	98,903	95,243	97,903	95,155
Diluted	98,997	95,337	98,024	95,289

(a) Upon our adoption of Accounting Standard Codification 842 - “Leases” effective January 1, 2019, we elected the practical expedient to not separate lease and non-lease components and thus present rental revenue in a single line item in our consolidated statements of income and comprehensive income.  For the three months ended June 30, 2019, we recognized $255.7 million of property revenue which consisted of approximately $226.2 million of rental revenue and approximately $29.5 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts.   This compares to property revenue of $237.1 million recognized for the three months ended June 30, 2018, made up of approximately $208.6 million of rental revenue and approximately $28.5 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts. For the six months ended June 30, 2019, we recognized $504.3 million of property revenue which consisted of approximately $446.3 million of rental revenue and approximately $58.0 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts.   This compares to property revenue of $467.8 million recognized for the six months ended June 30, 2018, made up of approximately $412.1 million of rental revenue and approximately $55.7 million of amounts received under contractual terms for other services considered to be non-lease components within our lease contracts.

Note: Please refer to pages 27, 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$42,399	$38,671	$81,012	$78,066
Real estate depreciation and amortization	82,796	73,980	161,471	142,575
Adjustments for unconsolidated joint ventures	2,260	2,257	4,491	4,504
Income allocated to non-controlling interests	1,180	1,201	2,324	2,331
Funds from operations	$128,635	$116,109	$249,298	$227,476

Less: recurring capitalized expenditures (a)	(21,166)	(19,190)	(30,821)	(29,189)

Adjusted funds from operations	$107,469	$96,919	$218,477	$198,287

PER SHARE DATA
Funds from operations - diluted	$1.28	$1.19	$2.50	$2.34
Adjusted funds from operations - diluted	1.07	1.00	2.19	2.04
Distributions declared per common share	0.80	0.77	1.60	1.54

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	100,750	97,220	99,779	97,172

PROPERTY DATA
Total operating properties (end of period) (b)	165	158	165	158
Total operating apartment homes in operating properties (end of period) (b)	56,271	54,181	56,271	54,181
Total operating apartment homes (weighted average)	48,565	46,682	48,261	46,518

(a) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(b) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 27, 28 and 29 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018
ASSETS
Real estate assets, at cost
Land	$1,158,342	$1,127,485	$1,098,526	$1,088,293	$1,066,077
Buildings and improvements	7,192,644	7,057,101	6,935,971	6,828,068	6,620,169
	8,350,986	8,184,586	8,034,497	7,916,361	7,686,246
Accumulated depreciation	(2,558,690)	(2,479,875)	(2,403,149)	(2,328,092)	(2,255,737)
Net operating real estate assets	5,792,296	5,704,711	5,631,348	5,588,269	5,430,509
Properties under development, including land	397,418	307,981	293,978	315,904	373,350
Investments in joint ventures	21,313	21,955	22,283	24,664	26,205
Total real estate assets	6,211,027	6,034,647	5,947,609	5,928,837	5,830,064
Accounts receivable – affiliates	22,297	21,337	22,920	22,605	23,473
Other assets, net (a)(b)	233,335	217,663	205,454	228,468	204,717
Cash and cash equivalents	149,551	6,092	34,378	8,529	64,071
Restricted cash	5,392	5,655	9,225	10,061	9,581
Total assets	$6,621,602	$6,285,394	$6,219,586	$6,198,500	$6,131,906

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$2,431,336	$2,079,136	$1,836,427	$1,394,178	$1,339,659
Secured	45,467	45,683	485,176	865,431	865,629
Accounts payable and accrued expenses (b)	128,371	126,964	146,866	140,046	127,777
Accrued real estate taxes	59,525	30,891	54,358	70,174	52,461
Distributions payable	80,767	80,771	74,982	74,976	75,071
Other liabilities (b)(c)	187,368	195,629	183,999	178,898	156,767
Total liabilities	2,932,834	2,559,074	2,781,808	2,723,703	2,617,364

Non-qualified deferred compensation share awards	—	—	52,674	60,874	85,938

Equity
Common shares of beneficial interest	1,065	1,064	1,031	1,030	1,027
Additional paid-in capital	4,533,667	4,527,659	4,154,763	4,147,278	4,132,404
Distributions in excess of net income attributable to common shareholders	(563,834)	(526,856)	(495,496)	(466,512)	(436,575)
Treasury shares, at cost	(348,480)	(349,655)	(355,804)	(355,825)	(355,752)
Accumulated other comprehensive income (loss) (d)	(6,795)	616	6,929	14,031	8,794
Total common equity	3,615,623	3,652,828	3,311,423	3,340,002	3,349,898
Non-controlling interests	73,145	73,492	73,681	73,921	78,706
Total equity	3,688,768	3,726,320	3,385,104	3,413,923	3,428,604
Total liabilities and equity	$6,621,602	$6,285,394	$6,219,586	$6,198,500	$6,131,906

(a) Includes net deferred charges of:	$4,345	$5,081	$242	$538	$724

(b) Includes net asset/(liability) and interest receivable/(payable) fair value of derivative instruments:	$—	($13,370)	($7,433)	$15,674	$10,472

(c) Includes deferred revenues of:	$581	$659	$552	$603	$659

(d) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net gain (loss) on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT JUNE 30, 2019 (in apartment homes)

	Fully Consolidated					Non-Consolidated

	"Same Property"	Non-"Same Property" (a)	Completed in Lease-up	Under Construction	Total	Operating	Under Construction	Total	Grand Total
D.C. Metro (b)	4,655	1,926	—	—	6,581	281	—	281	6,862
Houston, TX	5,912	—	315	271	6,498	2,522	234	2,756	9,254
Atlanta, GA	4,262	—	—	365	4,627	234	—	234	4,861
Los Angeles/Orange County, CA	1,809	849	—	—	2,658	—	—	—	2,658
SE Florida	1,956	825	—	—	2,781	—	—	—	2,781
Dallas, TX	4,416	—	—	—	4,416	1,250	—	1,250	5,666
Phoenix, AZ	2,929	316	441	343	4,029	—	—	—	4,029
Orlando, FL	2,662	632	—	360	3,654	300	—	300	3,954
Denver, CO	2,632	—	—	233	2,865	—	—	—	2,865
Charlotte, NC	2,810	—	28	—	2,838	266	—	266	3,104
Tampa, FL	1,928	358	—	—	2,286	450	—	450	2,736
Raleigh, NC	2,350	354	—	—	2,704	350	—	350	3,054
San Diego/Inland Empire, CA	1,665	—	—	—	1,665	—	—	—	1,665
Austin, TX	2,000	326	—	—	2,326	1,360	—	1,360	3,686
Corpus Christi, TX	632	—	—	—	632	270	—	270	902
Total Portfolio	42,618	5,586	784	1,572	50,560	7,283	234	7,517	58,077

(a) Includes redevelopment properties.

(b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

SECOND QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (e)

	"Same Property" Communities	Operating Communities (c)	Incl. JVs at Pro Rata % (d)	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018
D.C. Metro	13.6%	17.0%	16.6%	96.7%	96.0%	95.7%	96.1%	96.0%
Houston, TX	11.4%	9.9%	10.6%	95.9%	95.2%	95.2%	95.4%	95.5%
Atlanta, GA	10.3%	8.7%	8.6%	96.3%	96.4%	96.2%	96.6%	95.7%
Los Angeles/Orange County, CA	6.4%	8.6%	8.3%	95.5%	95.8%	95.7%	95.5%	95.1%
SE Florida	5.9%	7.2%	6.9%	95.7%	95.4%	95.7%	95.9%	95.7%
Dallas, TX	8.1%	6.8%	7.2%	96.0%	95.8%	95.7%	95.7%	95.5%
Phoenix, AZ	6.9%	6.9%	6.7%	95.3%	96.0%	96.1%	95.9%	95.2%
Orlando, FL	5.8%	6.0%	5.9%	96.5%	95.7%	95.9%	96.5%	96.7%
Denver, CO	7.1%	6.0%	5.8%	95.5%	95.5%	95.2%	95.1%	95.2%
Charlotte, NC	6.2%	5.4%	5.4%	96.1%	96.0%	95.6%	95.8%	96.2%
Tampa, FL	4.0%	4.4%	4.5%	95.6%	96.1%	95.7%	95.6%	95.7%
Raleigh, NC	4.4%	4.3%	4.3%	95.7%	95.5%	95.8%	95.5%	95.0%
San Diego/Inland Empire, CA	5.2%	4.4%	4.3%	95.7%	95.1%	95.3%	95.5%	96.0%
Austin, TX	3.8%	3.6%	4.0%	96.3%	95.9%	96.0%	96.3%	96.2%
Corpus Christi, TX	0.9%	0.8%	0.9%	94.8%	92.3%	92.9%	93.8%	93.3%
Total Portfolio	100.0%	100.0%	100.0%	96.0%	95.7%	95.6%	95.8%	95.7%

(c) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(d) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.

(e) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended June 30,			Six Months Ended June 30,
Property Revenues	Homes	2019	2018	Change	2019	2018	Change
"Same Property" Communities (a)	42,618	$215,377	$208,365	$7,012	$427,533	$412,946	$14,587
Non-"Same Property" Communities (b)	5,586	35,096	26,353	8,743	66,677	50,266	16,411
Development and Lease-Up Communities (c)	2,356	3,054	270	2,784	5,588	271	5,317
Disposition/Other (d)	—	2,234	2,145	89	4,530	4,333	197
Total Property Revenues	50,560	$255,761	$237,133	$18,628	$504,328	$467,816	$36,512

Property Expenses
"Same Property" Communities (a)	42,618	$76,480	$75,012	$1,468	$153,954	$149,614	$4,340
Non-"Same Property" Communities (b)	5,586	12,315	9,053	3,262	23,338	17,628	5,710
Development and Lease-Up Communities (c)	2,356	1,572	191	1,381	3,121	194	2,927
Disposition/Other (d)	—	860	805	55	1,652	1,590	62
Total Property Expenses	50,560	$91,227	$85,061	$6,166	$182,065	$169,026	$13,039

Property Net Operating Income
"Same Property" Communities (a)	42,618	$138,897	$133,353	$5,544	$273,579	$263,332	$10,247
Non-"Same Property" Communities (b)	5,586	22,781	17,300	5,481	43,339	32,638	10,701
Development and Lease-Up Communities (c)	2,356	1,482	79	1,403	2,467	77	2,390
Disposition/Other (d)	—	1,374	1,340	34	2,878	2,743	135
Total Property Net Operating Income	50,560	$164,534	$152,072	$12,462	$322,263	$298,790	$23,473

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2018, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2018, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2018, excluding properties held for sale.

(d) Disposition/Other includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities and expenses related to land holdings not under active development.

CAMDEN	"SAME PROPERTY"
SECOND QUARTER COMPARISONS
June 30, 2019
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	2Q19	2Q18	Growth	2Q19	2Q18	Growth	2Q19	2Q18	Growth
D.C. Metro	4,655	$27,670	$26,666	3.8%	$8,738	$8,504	2.8%	$18,932	$18,162	4.2%
Houston, TX	5,912	27,977	27,398	2.1%	12,179	11,682	4.3%	15,798	15,716	0.5%
Atlanta, GA	4,262	21,795	20,840	4.6%	7,466	8,579	(13.0)%	14,329	12,261	16.9%
Dallas, TX	4,416	19,805	19,312	2.6%	8,601	8,129	5.8%	11,204	11,183	0.2%
Denver, CO	2,632	14,406	13,705	5.1%	4,548	4,227	7.6%	9,858	9,478	4.0%
Phoenix, AZ	2,929	13,837	13,090	5.7%	4,256	4,228	0.7%	9,581	8,862	8.1%
Los Angeles/Orange County, CA	1,809	12,578	12,001	4.8%	3,634	3,542	2.6%	8,944	8,459	5.7%
Charlotte, NC	2,810	12,729	12,497	1.9%	4,126	3,707	11.3%	8,603	8,790	(2.1)%
SE Florida	1,956	12,223	12,085	1.1%	4,061	3,985	1.9%	8,162	8,100	0.8%
Orlando, FL	2,662	12,228	11,795	3.7%	4,220	4,173	1.1%	8,008	7,622	5.1%
San Diego/Inland Empire, CA	1,665	10,627	10,284	3.3%	3,388	3,364	0.7%	7,239	6,920	4.6%
Raleigh, NC	2,350	9,293	9,008	3.2%	3,137	2,991	4.9%	6,156	6,017	2.3%
Tampa, FL	1,928	8,792	8,588	2.4%	3,188	3,143	1.4%	5,604	5,445	2.9%
Austin, TX	2,000	9,203	8,940	2.9%	4,004	3,877	3.3%	5,199	5,063	2.7%
Corpus Christi, TX	632	2,214	2,156	2.7%	934	881	6.0%	1,280	1,275	0.4%

Total Same Property	42,618	$215,377	$208,365	3.4%	$76,480	$75,012	2.0%	$138,897	$133,353	4.2%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	2Q19	2Q18	Growth	2Q19	2Q18	Growth	2Q19	2Q18	Growth
D.C. Metro	13.6%	96.9%	96.1%	0.8%	$1,784	$1,727	3.3%	$2,045	$1,987	3.0%
Houston, TX	11.4%	95.9%	95.7%	0.2%	1,424	1,395	2.1%	1,649	1,619	1.9%
Atlanta, GA	10.3%	96.3%	95.8%	0.5%	1,529	1,469	4.1%	1,769	1,700	4.1%
Dallas, TX	8.1%	96.0%	95.6%	0.4%	1,324	1,296	2.2%	1,558	1,525	2.2%
Denver, CO	7.1%	95.5%	95.2%	0.3%	1,643	1,576	4.3%	1,910	1,823	4.8%
Phoenix, AZ	6.9%	95.5%	95.2%	0.3%	1,384	1,301	6.4%	1,648	1,564	5.4%
Los Angeles/Orange County, CA	6.4%	95.8%	94.7%	1.1%	2,188	2,126	2.9%	2,419	2,333	3.7%
Charlotte, NC	6.2%	96.0%	96.1%	(0.1)%	1,346	1,316	2.3%	1,573	1,543	2.0%
SE Florida	5.9%	96.5%	96.5%	0.0%	1,881	1,839	2.3%	2,159	2,135	1.1%
Orlando, FL	5.8%	97.0%	96.8%	0.2%	1,360	1,297	4.9%	1,579	1,527	3.5%
San Diego/Inland Empire, CA	5.2%	95.7%	96.0%	(0.3)%	1,991	1,908	4.4%	2,223	2,146	3.6%
Raleigh, NC	4.4%	96.2%	95.2%	1.0%	1,135	1,093	3.8%	1,370	1,342	2.2%
Tampa, FL	4.0%	95.6%	95.9%	(0.3)%	1,314	1,265	3.9%	1,589	1,549	2.7%
Austin, TX	3.8%	96.7%	96.5%	0.2%	1,331	1,282	3.8%	1,587	1,545	2.7%
Corpus Christi, TX	0.9%	94.8%	93.2%	1.6%	998	968	3.1%	1,236	1,223	1.1%

Total Same Property	100.0%	96.1%	95.7%	0.4%	$1,509	$1,459	3.4%	$1,753	$1,702	3.0%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2018, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
June 30, 2019
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	2Q19	1Q19	Growth	2Q19	1Q19	Growth	2Q19	1Q19	Growth
D.C. Metro	4,655	$27,670	$27,201	1.7%	$8,738	$8,782	(0.5)%	$18,932	$18,419	2.8%
Houston, TX	5,912	27,977	27,572	1.5%	12,179	12,391	(1.7)%	15,798	15,181	4.1%
Atlanta, GA	4,262	21,795	21,439	1.7%	7,466	7,921	(5.7)%	14,329	13,518	6.0%
Dallas, TX	4,416	19,805	19,557	1.3%	8,601	9,018	(4.6)%	11,204	10,539	6.3%
Denver, CO	2,632	14,406	14,148	1.8%	4,548	4,615	(1.5)%	9,858	9,533	3.4%
Phoenix, AZ	2,929	13,837	13,572	2.0%	4,256	4,347	(2.1)%	9,581	9,225	3.9%
Los Angeles/Orange County, CA	1,809	12,578	12,472	0.8%	3,634	3,595	1.1%	8,944	8,877	0.8%
Charlotte, NC	2,810	12,729	12,604	1.0%	4,126	3,941	4.7%	8,603	8,663	(0.7)%
SE Florida	1,956	12,223	12,182	0.3%	4,061	4,020	1.0%	8,162	8,162	0.0%
Orlando, FL	2,662	12,228	12,087	1.2%	4,220	4,354	(3.1)%	8,008	7,733	3.6%
San Diego/Inland Empire, CA	1,665	10,627	10,434	1.8%	3,388	3,419	(0.9)%	7,239	7,015	3.2%
Raleigh, NC	2,350	9,293	9,067	2.5%	3,137	2,976	5.4%	6,156	6,091	1.1%
Tampa, FL	1,928	8,792	8,711	0.9%	3,188	3,199	(0.3)%	5,604	5,512	1.7%
Austin, TX	2,000	9,203	8,993	2.3%	4,004	3,974	0.8%	5,199	5,019	3.6%
Corpus Christi, TX	632	2,214	2,117	4.6%	934	922	1.3%	1,280	1,195	7.1%

Total Same Property	42,618	$215,377	$212,156	1.5%	$76,480	$77,474	(1.3)%	$138,897	$134,682	3.1%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	2Q19	1Q19	Growth	2Q19	1Q19	Growth	2Q19	1Q19	Growth
D.C. Metro	13.6%	96.9%	96.3%	0.6%	$1,784	$1,763	1.2%	$2,045	$2,024	1.1%
Houston, TX	11.4%	95.9%	95.1%	0.8%	1,424	1,420	0.3%	1,649	1,638	0.7%
Atlanta, GA	10.3%	96.3%	96.4%	(0.1)%	1,529	1,513	1.1%	1,769	1,739	1.8%
Dallas, TX	8.1%	96.0%	95.8%	0.2%	1,324	1,315	0.7%	1,558	1,540	1.1%
Denver, CO	7.1%	95.5%	95.5%	0.0%	1,643	1,623	1.2%	1,910	1,876	1.8%
Phoenix, AZ	6.9%	95.5%	96.0%	(0.5)%	1,384	1,363	1.5%	1,648	1,609	2.5%
Los Angeles/Orange County, CA	6.4%	95.8%	96.1%	(0.3)%	2,188	2,168	0.9%	2,419	2,391	1.1%
Charlotte, NC	6.2%	96.0%	96.0%	0.0%	1,346	1,332	1.1%	1,573	1,558	1.0%
SE Florida	5.9%	96.5%	96.4%	0.1%	1,881	1,876	0.3%	2,159	2,153	0.2%
Orlando, FL	5.8%	97.0%	96.2%	0.8%	1,360	1,345	1.1%	1,579	1,573	0.4%
San Diego/Inland Empire, CA	5.2%	95.7%	95.1%	0.6%	1,991	1,972	1.0%	2,223	2,197	1.2%
Raleigh, NC	4.4%	96.2%	95.6%	0.6%	1,135	1,118	1.5%	1,370	1,345	1.9%
Tampa, FL	4.0%	95.6%	96.1%	(0.5)%	1,314	1,303	0.8%	1,589	1,566	1.4%
Austin, TX	3.8%	96.7%	96.0%	0.7%	1,331	1,314	1.3%	1,587	1,563	1.6%
Corpus Christi, TX	0.9%	94.8%	92.1%	2.7%	998	988	1.0%	1,236	1,212	1.9%

Total Same Property	100.0%	96.1%	95.8%	0.3%	$1,509	$1,495	0.9%	$1,753	$1,732	1.2%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2018, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
June 30, 2019
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Year to Date Results (a)	Included	2019	2018	Growth	2019	2018	Growth	2019	2018	Growth
D.C. Metro	4,655	$54,871	$52,642	4.2%	$17,521	$17,261	1.5%	$37,350	$35,381	5.6%
Houston, TX	5,912	55,549	54,247	2.4%	24,570	23,416	4.9%	30,979	30,831	0.5%
Atlanta, GA	4,262	43,234	41,412	4.4%	15,386	16,129	(4.6)%	27,848	25,283	10.1%
Dallas, TX	4,416	39,362	38,349	2.6%	17,619	16,779	5.0%	21,743	21,570	0.8%
Denver, CO	2,632	28,554	27,110	5.3%	9,164	8,130	12.7%	19,390	18,980	2.2%
Phoenix, AZ	2,929	27,409	26,061	5.2%	8,603	8,484	1.4%	18,806	17,577	7.0%
Los Angeles/Orange County, CA	1,809	25,050	23,854	5.0%	7,229	7,122	1.5%	17,821	16,732	6.5%
Charlotte, NC	2,810	25,332	24,712	2.5%	8,067	7,414	8.8%	17,265	17,298	(0.2)%
SE Florida	1,956	24,405	24,108	1.2%	8,080	7,981	1.2%	16,325	16,127	1.2%
Orlando, FL	2,662	24,315	23,416	3.8%	8,574	8,405	2.0%	15,741	15,011	4.9%
San Diego/Inland Empire, CA	1,665	21,062	20,341	3.5%	6,806	6,811	(0.1)%	14,256	13,530	5.4%
Raleigh, NC	2,350	18,360	17,783	3.2%	6,113	5,905	3.5%	12,247	11,878	3.1%
Tampa, FL	1,928	17,503	17,009	2.9%	6,387	6,335	0.8%	11,116	10,674	4.1%
Austin, TX	2,000	18,196	17,719	2.7%	7,978	7,725	3.3%	10,218	9,994	2.2%
Corpus Christi, TX	632	4,331	4,183	3.5%	1,857	1,717	8.2%	2,474	2,466	0.3%

Total Same Property	42,618	$427,533	$412,946	3.5%	$153,954	$149,614	2.9%	$273,579	$263,332	3.9%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Year to Date Results (a)	Contribution	2019	2018	Growth	2019	2018	Growth	2019	2018	Growth
D.C. Metro	13.6%	96.6%	95.6%	1.0%	$1,773	$1,718	3.2%	$2,034	$1,971	3.2%
Houston, TX	11.3%	95.5%	95.7%	(0.2)%	1,422	1,391	2.2%	1,644	1,603	2.6%
Atlanta, GA	10.2%	96.4%	95.6%	0.8%	1,521	1,465	3.8%	1,754	1,694	3.6%
Dallas, TX	7.9%	95.9%	95.1%	0.8%	1,319	1,293	2.0%	1,549	1,522	1.8%
Denver, CO	7.1%	95.5%	94.9%	0.6%	1,633	1,566	4.3%	1,893	1,809	4.7%
Phoenix, AZ	6.9%	95.8%	95.6%	0.2%	1,374	1,293	6.3%	1,629	1,551	5.0%
Los Angeles/Orange County, CA	6.5%	95.9%	95.1%	0.8%	2,178	2,117	2.9%	2,406	2,310	4.2%
Charlotte, NC	6.3%	96.0%	95.4%	0.6%	1,339	1,310	2.2%	1,566	1,537	1.9%
SE Florida	6.0%	96.4%	96.8%	(0.4)%	1,878	1,832	2.5%	2,156	2,122	1.6%
Orlando, FL	5.8%	96.6%	96.9%	(0.3)%	1,352	1,287	5.1%	1,576	1,514	4.1%
San Diego/Inland Empire, CA	5.2%	95.4%	95.3%	0.1%	1,982	1,896	4.5%	2,210	2,136	3.4%
Raleigh, NC	4.5%	95.9%	94.8%	1.1%	1,127	1,088	3.6%	1,358	1,330	2.1%
Tampa, FL	4.1%	95.9%	95.9%	0.0%	1,308	1,258	4.0%	1,578	1,533	2.9%
Austin, TX	3.7%	96.4%	96.1%	0.3%	1,322	1,279	3.4%	1,573	1,536	2.4%
Corpus Christi, TX	0.9%	93.4%	91.9%	1.5%	993	964	3.0%	1,224	1,201	2.0%

Total Same Property	100.0%	96.0%	95.6%	0.4%	$1,502	$1,453	3.4%	$1,742	$1,690	3.1%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2018, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
June 30, 2019
(In thousands)

(Unaudited)

					% of Actual
					2Q19 Operating
Quarterly Comparison (a)	2Q19	2Q18	$ Change	% Change	Expenses

Property taxes	$27,378	$26,674	$704	2.6%	35.8%
Salaries and Benefits for On-site Employees	15,906	15,491	415	2.7%	20.8%
Utilities	16,331	16,457	(126)	(0.8)%	21.3%
Repairs and Maintenance	9,949	9,651	298	3.1%	13.0%
Property Insurance	2,206	2,082	124	6.0%	2.9%
General and Administrative	2,692	2,764	(72)	(2.6)%	3.5%
Marketing and Leasing	1,268	1,234	34	2.8%	1.7%
Other	750	659	91	13.8%	1.0%

Total Same Property	$76,480	$75,012	$1,468	2.0%	100.0%

					% of Actual
					2Q19 Operating
Sequential Comparison (a)	2Q19	1Q19	$ Change	% Change	Expenses

Property taxes	$27,378	$28,620	($1,242)	(4.3)%	35.8%
Salaries and Benefits for On-site Employees	15,906	16,652	(746)	(4.5)%	20.8%
Utilities	16,331	16,542	(211)	(1.3)%	21.3%
Repairs and Maintenance	9,949	8,362	1,587	19.0%	13.0%
Property Insurance	2,206	2,510	(304)	(12.1)%	2.9%
General and Administrative	2,692	2,781	(89)	(3.2)%	3.5%
Marketing and Leasing	1,268	1,247	21	1.7%	1.7%
Other	750	760	(10)	(1.3)%	1.0%

Total Same Property	$76,480	$77,474	($994)	(1.3)%	100.0%

					% of Actual
					2019 Operating
Year to Date Comparison (a)	2019	2018	$ Change	% Change	Expenses

Property taxes	$55,998	$53,244	$2,754	5.2%	36.4%
Salaries and Benefits for On-site Employees	32,558	31,209	1,349	4.3%	21.1%
Utilities	32,873	33,045	(172)	(0.5)%	21.3%
Repairs and Maintenance	18,311	18,503	(192)	(1.0)%	11.9%
Property Insurance	4,716	4,095	621	15.2%	3.1%
General and Administrative	5,473	5,763	(290)	(5.0)%	3.6%
Marketing and Leasing	2,515	2,403	112	4.7%	1.6%
Other	1,510	1,352	158	11.7%	1.0%

Total Same Property	$153,954	$149,614	$4,340	2.9%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2018, excluding communities under redevelopment and properties held for sale. The Company defines properties under redevelopment as communities with capital expenditures that improve a community's cash flow and competitive position, through extensive unit, exterior building, common area, and amenity upgrades. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations:

	Three Months Ended June 30,		Six Months Ended June 30,
OPERATING DATA (a)	2019	2018	2019	2018

Property revenues	$10,266	$9,916	$20,404	$19,649

Property expenses
Property operating and maintenance	2,571	2,471	5,091	4,840
Real estate taxes	1,745	1,601	3,472	3,222
	4,316	4,072	8,563	8,062

Net Operating Income	5,950	5,844	11,841	11,587

Other expenses
Interest	1,691	1,649	3,383	3,232
Depreciation and amortization	2,231	2,220	4,447	4,455
Other	119	103	190	199
Total other expenses	4,041	3,972	8,020	7,886

Equity in income of joint ventures	$1,909	$1,872	$3,821	$3,701

	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018
BALANCE SHEET DATA(b)
Land	$109,912	$109,912	$109,912	$109,912	$109,912
Building & Improvements	765,550	762,735	760,642	757,404	754,650
	875,462	872,647	870,554	867,316	864,562
Accumulated Depreciation	(216,126)	(208,815)	(201,595)	(194,369)	(187,125)
Net operating real estate assets	659,336	663,832	668,959	672,947	677,437
Properties under development and land	2,432	2,215	1,513	1,292	1,266
Cash and other assets, net	26,007	17,084	24,768	28,858	26,325
Total assets	$687,775	$683,131	$695,240	$703,097	$705,028

Notes payable	$510,881	$510,468	$510,700	$511,749	$512,564
Other liabilities	21,700	15,352	26,186	25,297	21,398
Total liabilities	532,581	525,820	536,886	537,046	533,962

Member's equity	155,194	157,311	158,354	166,051	171,066
Total liabilities and members' equity	$687,775	$683,131	$695,240	$703,097	$705,028

Company's equity investment	$21,313	$21,955	$22,283	$24,664	$26,205

Company's pro-rata share of debt	$159,906	$159,776	$159,849	$160,178	$160,433

PROPERTY DATA (end of period)
Total operating properties	22	22	22	22	22
Total operating apartment homes	7,283	7,283	7,283	7,283	7,283
Pro-rata share of operating apartment homes	2,280	2,280	2,280	2,280	2,280
Total development properties	1	—	—	—	—
Total development apartment homes	234	—	—	—	—
Pro-rata share of development apartment homes	73	—	—	—	—
Company's pro-rata ownership	31.3%	31.3%	31.3%	31.3%	31.3%

(a) Operating data represents Camden's pro-rata share of revenues and expenses.

(b) Balance sheet and property data reported at 100%.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF JUNE 30, 2019 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Total			Construction	Initial	Construction	Stabilized	As of 7/24/2019
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden McGowen Station	315	$90.9			4Q14	2Q18	4Q18	4Q19	83%	81%
	Houston, TX
2.	Camden North End I	441	98.2			4Q16	2Q18	1Q19	2Q20	70%	70%
	Phoenix, AZ
3.	Camden Grandview II	28	22.4			2Q17	4Q18	1Q19	4Q19	46%	43%
	Charlotte, NC

Total Completed Communities in Lease-Up		784	$211.5							74%	73%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 7/24/2019
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden RiNo	233	$75.0	$52.6	$52.6	3Q17	1Q20	2Q20	4Q20
	Denver, CO
2.	Camden Downtown I	271	132.0	99.5	99.5	4Q17	1Q20	3Q20	1Q21
	Houston, TX
3.	Camden Lake Eola	360	120.0	52.5	52.5	2Q18	2Q20	3Q20	3Q21
	Orlando, FL
4.	Camden Buckhead	365	160.0	38.6	38.6	3Q18	4Q20	3Q21	2Q22
	Atlanta, GA
5.	Camden North End II	343	90.0	22.9	22.9	1Q19	4Q20	4Q21	2Q22
	Phoenix, AZ

Total Development Communities		1,572	$577.0	$266.1	$266.1

Additional Development Pipeline (a)					131.3

Total Properties Under Development and Land (per Balance Sheet)					$397.4

NOI Contribution from Development Communities ($ in millions)								Cost to Date	2Q19 NOI
Communities that Stabilized During Quarter								$88.3	$1.2
Completed Communities in Lease-Up								211.5	1.5
Total Development Communities NOI Contribution								$299.8	$2.7

						Estimated/Actual Dates for
Joint Venture Development Communities		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized
		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations
1.	Camden Cypress Creek II (b)	234	$38.0	$2.4	$2.4	2Q19	3Q20	1Q21	3Q21
	Cypress, TX

Total Joint Venture Development Communities		234	$38.0	$2.4	$2.4

(a) Please refer to the Development Pipeline Summary on page 18.

(b) Property owned through an unconsolidated joint venture in which we own a 31.3% interest.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE

(Unaudited)

AS OF JUNE 30, 2019 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Hillcrest	132	$90.0	$31.3
	San Diego, CA
2.	Camden Atlantic	269	90.0	17.6
	Plantation, FL
3.	Camden Hayden II	400	110.0	20.8
	Tempe, AZ
4.	Camden NoDa	400	100.0	12.8
	Charlotte, NC
5.	Camden Arts District	354	150.0	22.5
	Los Angeles, CA
6.	Camden Paces III	350	100.0	15.2
	Atlanta, GA
7.	Camden Downtown II	271	145.0	11.1
	Houston, TX

Development Pipeline		2,176	$785.0	$131.3

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking estimates are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecast and estimates routinely require adjustment.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	REDEVELOPMENT SUMMARY

(Unaudited)

REDEVELOPMENT SUMMARY AS OF JUNE 30, 2019 ($ in millions)

			Homes								Estimated
		Total	Redeveloped	Budget			Cost to Date				Dates for
	COMMUNITIES	Homes	To Date	Interior	Exterior	Total	Interior	Exterior	Total	Start	Completion
1.	Camden Brickell	405	263	$12.4	$7.8	$20.2	$8.7	$7.4	$16.1	1Q18	2Q20
	Miami, FL
2.	Camden Las Olas	420	290	13.0	5.9	18.9	9.2	4.9	14.1	1Q18	2Q20
	Ft. Lauderdale, FL
3.	Camden Potomac Yard	378	241	9.7	2.6	12.3	6.0	2.3	8.3	1Q18	4Q20
	Arlington, VA
4.	Camden Harbor View	546	546	0.0	13.5	13.5	0.0	1.5	1.5	1Q19	3Q20
	Los Angeles, CA

	Total	1,749	1,340	$35.1	$29.8	$64.9	$23.9	$16.1	$40.0

Redevelopments are communities with capital expenditures that improve a community's cash flow and competitive position through extensive unit, exterior building, common area, and amenity upgrades.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2019 ACQUISITION/DISPOSITION ACTIVITY ($ in millions, except per unit amounts)

				Apartment	Weighted Average
Acquisitions		Location	Purchase Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Old Town Scottsdale	Scottsdale, AZ	$97.1	316 Homes	$1,703	2016	2/27/2019
2.	Camden Rainey Street	Austin, TX	120.4	326 Homes	2,304	2016	5/1/2019

Total/Average Acquisitions			$217.5	642 Homes	$2,008

Land Acquisitions		Location	Purchase Price	Acres	Closing Dates
1.	Camden NoDa (a)	Charlotte, NC	$10.9	4.3	4/3/2019 & 4/26/2019
2.	Camden Hayden II	Tempe, AZ	18.0	11.6	5/29/2019

Total/Average Land Acquisitions			$28.9	15.9 Acres

(a) Acreage was purchased in two separate transactions.

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF JUNE 30, 2019:

	Future Scheduled Repayments (a)
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt (b)
2019	($1,263)	$—	$—	($1,263)	(0.1)%	N/A
2020	(2,480)	—	—	(2,480)	(0.1)%	N/A
2021	(2,149)	—	250,000	247,851	10.0%	4.8%
2022	(1,775)	—	450,000	448,225	18.1%	3.2%
2023	(803)	—	250,000	249,197	10.1%	5.1%
Thereafter	35,273	—	1,500,000	1,535,273	62.0%	3.9%
Total Debt	$26,803	$—	$2,450,000	$2,476,803	100.0%	4.0%

Weighted Average Maturity of Debt		6.5 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Floating rate debt	$99,648	4.0%	3.4%	2.5 Years
Fixed rate debt	2,377,155	96.0%	4.0%	6.7 Years
Total	$2,476,803	100.0%	4.0%	6.5 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate (b)	Time to Maturity
Unsecured debt	$2,431,336	98.2%	4.0%	6.2 Years
Secured debt	45,467	1.8%	4.4%	26.2 Years
Total	$2,476,803	100.0%	4.0%	6.5 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$45,467	100.0%	4.4%	26.2 Years
Total	$45,467	100.0%	4.4%	26.2 Years

REAL ESTATE ASSETS: (c)	Total Homes	% of Total	Total Cost	% of Total	2Q19 NOI	% of Total
Unencumbered real estate assets	50,270	99.4%	$8,653,163	98.9%	$163,117	99.1%
Encumbered real estate assets	290	0.6%	95,241	1.1%	1,417	0.9%
Total	50,560	100.0%	$8,748,404	100.0%	$164,534	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.6x

(a) Includes all available extension options.

(b) Includes the effects of the applicable settled forward interest rate swaps.

(c) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2019 AND 2020:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
3Q 2019	($632)	$—	$—	($632)	N/A
4Q 2019	(631)	—	—	(631)	N/A
2019	($1,263)	$—	$—	($1,263)	N/A

1Q 2020	($630)	$—	$—	($630)	N/A
2Q 2020	(629)	—	—	(629)	N/A
3Q 2020	(628)	—	—	(628)	N/A
4Q 2020	(593)	—	—	(593)	N/A
2020	($2,480)	$—	$—	($2,480)	N/A

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	21%	Yes

Secured Debt to Gross Asset Value	<	40%	—%	Yes

Consolidated Adjusted EBITDA to Total Fixed Charges	>	150%	596%	Yes

Unsecured Debt to Gross Asset Value	<	60%	22%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	27%	Yes

Total Secured Debt to Total Asset Value	<	40%	—%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	371%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	615%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF JUNE 30, 2019: (a)

	Future Scheduled Repayments (b)				Weighted Average Interest on Maturing Debt
Year	Amortization	Secured Maturities	Total	% of Total
2019	$36	$3,729	$3,765	2.4%	4.0%
2020	(22)	—	(22)	—%	N/A
2021	(142)	5,160	5,018	3.1%	4.8%
2022	(158)	5,008	4,850	3.0%	4.1%
2023	(163)	—	(163)	(0.1)%	N/A
Thereafter	(578)	146,879	146,301	91.5%	4.2%
Total Maturing Debt	($1,027)	$160,776	$159,749	99.9%	4.2%

Unsecured lines of credit (c)	$—	$157	$157	0.1%	6.4%
Total Debt	($1,027)	$160,933	$159,906	100.0%	4.2%

Weighted Average Maturity of Debt		7.2 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$56,986	35.6%	4.4%	6.7 Years
Fixed rate debt		102,920	64.4%	4.1%	7.5 Years
Total		$159,906	100.0%	4.2%	7.2 Years

				Weighted Average
DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$102,920	64.4%	4.1%	7.5 Years
Conventional variable-rate mortgage debt		56,829	35.5%	4.4%	6.7 Years
Unsecured lines of credit		157	0.1%	6.4%	0.6 Years
Total		$159,906	100.0%	4.2%	7.2 Years

REAL ESTATE ASSETS: (d)		Total Homes	Total Cost
Operating real estate assets		7,283	$875,462
Properties under development and land		234	2,432
Total		7,517	$877,894

(a) Company's pro-rata ownership is 31.3%.

(b) Includes all available extension options.

(c) As of June 30, 2019 these borrowings were drawn under the lines of credit with $7.0 million in total capacity.

(d) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2019 AND 2020: (a)

	Future Scheduled Repayments (b)			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Total
3Q 2019	$34	$—	$34	N/A
4Q 2019	2	3,729	3,731	4.0%
2019	$36	$3,729	$3,765	4.0%

1Q 2020 (c)	($6)	$157	$151	6.4%
2Q 2020	(6)	—	(6)	N/A
3Q 2020	(6)	—	(6)	N/A
4Q 2020	(4)	—	(4)	N/A
2020	($22)	$157	$135	6.4%

(a) Company's pro-rata ownership is 31.3%.

(b) Includes all available extension options.

(c) 1Q 2020 maturities includes unsecured lines of credit with $157 (Camden's pro-rata share) outstanding as of June 30, 2019. The lines of credit have $7.0 million in total capacity.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Second Quarter 2019
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$2,194	$45	$439	$9
Appliances	10	years	774	16	209	4
Painting	—		—	—	1,338	28
Cabinetry/Countertops	10	years	116	2	—	—
Other	9	years	1,420	29	854	18
Exteriors
Painting	5	years	1,510	31	—	—
Carpentry	10	years	967	20	—	—
Landscaping	6	years	935	19	2,979	61
Roofing	19	years	1,951	40	145	3
Site Drainage	10	years	178	4	—	—
Fencing/Stair	10	years	681	14	—	—
Other (b)	8	years	3,619	75	3,715	76
Common Areas
Mech., Elec., Plumbing	9	years	3,782	78	1,755	36
Parking/Paving	4	years	685	14	—	—
Pool/Exercise/Facility	8	years	2,354	49	371	8
Total Recurring (c)			$21,166	$436	$11,805	$243
Weighted Average Apartment Homes				48,565		48,565

Non-recurring capitalized expenditures (d)			$2,450

Revenue Enhancing Expenditures (e)	10	years	$15,538	$21,885
Revenue Enhanced Apartment Homes				710

	Year to date 2019
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$3,849	$80	$807	$17
Appliances	10	years	1,373	28	411	8
Painting	—		—	—	2,393	50
Cabinetry/Countertops	10	years	199	4	—	—
Other	9	years	2,377	49	1,456	30
Exteriors
Painting	5	years	1,644	34	—	—
Carpentry	10	years	1,227	25	—	—
Landscaping	6	years	1,174	24	5,632	117
Roofing	19	years	2,401	50	292	6
Site Drainage	10	years	270	6	—	—
Fencing/Stair	10	years	1,012	21	—	—
Other (b)	8	years	5,474	114	6,584	136
Common Areas
Mech., Elec., Plumbing	9	years	5,573	115	3,244	67
Parking/Paving	4	years	746	16	—	—
Pool/Exercise/Facility	8	years	3,502	73	678	14
Total Recurring (c)			$30,821	$639	$21,497	$445
Weighted Average Apartment Homes				48,261		48,261

Non-recurring capitalized expenditures (d)			$3,462

Revenue Enhancing Expenditures (e)	10	years	$25,958	$19,459
Revenue Enhanced Apartment Homes				1,334

(a) Weighted average useful life of capitalized expenses for the three and six months ended June 30, 2019.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as LED lighting programs for 2019 in addition to other, non-routine items.
(e) Represents capital expenditures for the three and six months ended June 30, 2019 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets. Redevelopment costs are not included in this table and can be found in the Redevelopment Summary on page 19.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO

The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding depreciation and amortization related to real estate, gains (or losses) from the sale of certain real estate assets (depreciable real estate), impairments of certain real estate assets (depreciable real estate), gains or losses from change in control, and adjustments for unconsolidated joint ventures to reflect FFO on the same basis. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of depreciable real estate, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. The FFO definition as restated in 2018 allows companies an option to also exclude gains and losses on sales or impairment charges on real estate assets incidental to a company's business. We did not elect this option, and as a result, the definition of FFO as restated did not have an impact on our calculation upon adoption on January 1, 2019. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Net income attributable to common shareholders	$42,399	$38,671	$81,012	$78,066
Real estate depreciation and amortization	82,796	73,980	161,471	142,575
Adjustments for unconsolidated joint ventures	2,260	2,257	4,491	4,504
Income allocated to non-controlling interests	1,180	1,201	2,324	2,331
Funds from operations	$128,635	$116,109	$249,298	$227,476

Less: recurring capitalized expenditures	(21,166)	(19,190)	(30,821)	(29,189)

Adjusted funds from operations	$107,469	$96,919	$218,477	$198,287

Weighted average number of common shares outstanding:
EPS diluted	98,997	95,337	98,024	95,289
FFO/AFFO diluted	100,750	97,220	99,779	97,172

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Total Earnings Per Common Share - Diluted	$0.43	$0.40	$0.82	$0.81
Real estate depreciation and amortization	0.82	0.76	1.62	1.47
Adjustments for unconsolidated joint ventures	0.02	0.02	0.05	0.05
Income allocated to non-controlling interests	0.01	0.01	0.01	0.01
FFO per common share - Diluted	$1.28	$1.19	$2.50	$2.34

Less: recurring capitalized expenditures	(0.21)	(0.19)	(0.31)	(0.30)

AFFO per common share - Diluted	$1.07	$1.00	$2.19	$2.04

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Expected FFO

Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, on properties not currently held for sale due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	3Q19	Range	2019	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.40	$0.44	$1.63	$1.75
Expected real estate depreciation and amortization	0.83	0.83	3.27	3.27
Expected adjustments for unconsolidated joint ventures	0.02	0.02	0.09	0.09
Expected income allocated to non-controlling interests	0.01	0.01	0.04	0.04
Expected FFO per share - diluted	$1.26	$1.30	$5.03	$5.15

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

Net Operating Income (NOI)

NOI is defined by the Company as property revenue less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended June 30,		Six months ended June 30,
	2019	2018	2019	2018
Net income	$43,542	$39,872	$83,263	$80,397
Less: Fee and asset management income	(1,867)	(1,826)	(3,710)	(3,824)
Less: Interest and other income	(331)	(491)	(629)	(1,284)
Less: Income on deferred compensation plans	(3,856)	(435)	(14,212)	(230)
Plus: Property management expense	6,093	6,473	12,750	13,112
Plus: Fee and asset management expense	1,522	1,088	2,706	2,053
Plus: General and administrative expense	13,261	12,272	26,569	24,495
Plus: Interest expense	19,349	20,607	39,819	40,981
Plus: Depreciation and amortization expense	84,646	75,569	164,920	145,793
Plus: Expense on deferred compensation plans	3,856	435	14,212	230
Less: Equity in income of joint ventures	(1,909)	(1,872)	(3,821)	(3,701)
Plus: Income tax expense	228	380	396	768
NOI	$164,534	$152,072	$322,263	$298,790

"Same Property" Communities	$138,897	$133,353	$273,579	$263,332
Non-"Same Property" Communities	22,781	17,300	43,339	32,638
Development and Lease-Up Communities	1,482	79	2,467	77
Dispositions/Other	1,374	1,340	2,878	2,743
NOI	$164,534	$152,072	$322,263	$298,790

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, loss on early retirement of debt and income (loss) allocated to non-controlling interests. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by 4 for quarter results or 2 for 6 month results. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended June 30,		Six months ended June 30,
	2019	2018	2019	2018
Net income attributable to common shareholders	$42,399	$38,671	$81,012	$78,066
Plus: Interest expense	19,349	20,607	39,819	40,981
Plus: Depreciation and amortization expense	84,646	75,569	164,920	145,793
Plus: Income allocated to non-controlling interests from continuing operations	1,143	1,201	2,251	2,331
Plus: Income tax expense	228	380	396	768
Less: Equity in income of joint ventures	(1,909)	(1,872)	(3,821)	(3,701)
Adjusted EBITDA	$145,856	$134,556	$284,577	$264,238
Annualized Adjusted EBITDA	$583,424	$538,224	$569,154	$528,476

Net Debt to Annualized Adjusted EBITDA

The Company believes Net Debt to Annualized Adjusted EBITDA to be an appropriate supplemental measure of evaluating balance sheet leverage. Net Debt is defined by the Company as the average monthly balance of Total Debt during the period, less the average monthly balance of Cash and Cash Equivalents during the period. The following tables reconcile average Total debt to Net debt and computes the ratio to Adjusted EBITDA for the following periods:

Net Debt:

	Average monthly balance for		Average monthly balance for
	the three months ended June 30,		the six months ended June 30,
	2019	2018	2019	2018
Unsecured notes payable	$2,323,439	$1,339,486	$2,202,336	$1,339,228
Secured notes payable	45,539	865,686	158,737	865,772
Total debt	2,368,978	2,205,172	2,361,073	2,205,000
Less: Cash and cash equivalents	(89,879)	(42,275)	(114,314)	(76,948)
Net debt	$2,279,099	$2,162,897	$2,246,759	$2,128,052

Net Debt to Annualized Adjusted EBITDA:

	Three months ended June 30,		Six months ended June 30,
	2019	2018	2019	2018
Net debt	$2,279,099	$2,162,897	$2,246,759	$2,128,052
Annualized Adjusted EBITDA	583,424	538,224	569,154	528,476
Net Debt to Annualized Adjusted EBITDA	3.9x	4.0x	3.9x	4.0x

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	A3	Stable
	Standard & Poor's	A-	Stable

Estimated Future Dates:	Q3 '19	Q4 '19	Q1 '20	Q2 '20
Earnings Release & Conference Call	Late October	Late January	Late April	Late July

Dividend Information - Common Shares:	Q1 '19	Q2 '19
Declaration Date	1/31/2019	6/14/2019
Record Date	3/29/2019	6/28/2019
Payment Date	4/17/2019	7/17/2019
Distributions Per Share	$0.80	$0.80

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	Executive Vice Chairman
H. Malcolm Stewart	President & Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2019

(Unaudited)							2Q19 Avg Monthly		2Q19 Avg Monthly
			Year Placed	Average	Apartment	2Q19 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2016	1,146	380	96%	$1,446	$1.26	$1,662	$1.45
Camden Copper Square	Phoenix	AZ	2000	786	332	95%	1,211	1.54	1,486	1.89
Camden Foothills	Scottsdale	AZ	2014	1,032	220	96%	1,674	1.62	1,986	1.93
Camden Hayden	Tempe	AZ	2015	1,043	234	94%	1,517	1.45	1,817	1.74
Camden Legacy	Scottsdale	AZ	1996	1,067	428	93%	1,375	1.29	1,634	1.53
Camden Montierra	Scottsdale	AZ	1999	1,071	249	96%	1,400	1.31	1,663	1.55
Camden North End I (1)	Phoenix	AZ	2019	921	441	Lease-Up	1,602	1.74	1,792	1.95
Camden Old Town Scottsdale	Scottsdale	AZ	2016	890	316	93%	1,703	1.91	1,792	2.01
Camden Pecos Ranch	Chandler	AZ	2001	924	272	97%	1,185	1.28	1,427	1.54
Camden San Marcos	Scottsdale	AZ	1995	984	320	97%	1,326	1.35	1,560	1.59
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	97%	1,340	1.29	1,617	1.55
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	95%	1,543	1.18	1,867	1.43
TOTAL ARIZONA	12	Properties		1,005	3,686	95%	1,438	1.43	1,673	1.66

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	97%	2,110	2.09	2,373	2.35
Camden Glendale	Glendale	CA	2015	882	303	94%	2,482	2.81	2,668	3.03
Camden Harbor View (2)	Long Beach	CA	2004	981	546	96%	2,659	2.71	2,879	2.93
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	96%	2,120	2.10	2,371	2.35
Camden Martinique	Costa Mesa	CA	1986	795	714	95%	1,847	2.32	2,088	2.63
Camden Sea Palms	Costa Mesa	CA	1990	891	138	96%	2,167	2.43	2,379	2.67
The Camden	Hollywood	CA	2016	768	287	95%	3,220	4.19	3,380	4.40
Total Los Angeles/Orange County	7	Properties		899	2,658	96%	2,319	2.58	2,542	2.83

Camden Landmark	Ontario	CA	2006	982	469	96%	1,668	1.70	1,873	1.91
Camden Old Creek	San Marcos	CA	2007	1,037	350	96%	2,228	2.15	2,472	2.38
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	94%	2,036	2.12	2,280	2.37
Camden Tuscany	San Diego	CA	2003	896	160	96%	2,623	2.93	2,861	3.19
Camden Vineyards	Murrieta	CA	2002	1,053	264	97%	1,795	1.71	2,040	1.94
Total San Diego/Inland Empire	5	Properties		992	1,665	96%	1,991	2.01	2,223	2.24

TOTAL CALIFORNIA	12	Properties		935	4,323	96%	2,192	2.35	2,419	2.59

Camden Belleview Station	Denver	CO	2009	888	270	97%	1,496	1.69	1,738	1.96
Camden Caley	Englewood	CO	2000	925	218	94%	1,510	1.63	1,792	1.94
Camden Denver West	Golden	CO	1997	1,015	320	96%	1,777	1.75	2,040	2.01
Camden Flatirons	Denver	CO	2015	960	424	96%	1,657	1.73	1,908	1.99
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	95%	1,777	1.55	2,068	1.80
Camden Interlocken	Broomfield	CO	1999	1,010	340	96%	1,681	1.66	1,940	1.92
Camden Lakeway	Littleton	CO	1997	932	451	95%	1,583	1.70	1,863	2.00
Camden Lincoln Station	Lone Tree	CO	2017	844	267	97%	1,598	1.89	1,865	2.21
TOTAL COLORADO	8	Properties		971	2,632	96%	1,643	1.69	1,910	1.97

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	99%	1,727	1.63	1,991	1.88
Camden College Park	College Park	MD	2008	942	508	97%	1,596	1.69	1,873	1.99
Camden Dulles Station	Oak Hill	VA	2009	978	382	97%	1,792	1.83	2,038	2.08
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	97%	1,862	1.76	2,142	2.03
Camden Fairfax Corner	Fairfax	VA	2006	934	489	97%	1,929	2.06	2,218	2.38
Camden Fallsgrove	Rockville	MD	2004	996	268	97%	1,802	1.81	2,011	2.02
Camden Grand Parc	Washington	DC	2002	672	105	96%	2,547	3.79	2,956	4.40
Camden Lansdowne	Leesburg	VA	2002	1,006	690	97%	1,667	1.66	1,906	1.90
Camden Largo Towne Center	Largo	MD	2000/2007	1,027	245	96%	1,679	1.63	1,927	1.88
Camden Monument Place	Fairfax	VA	2007	856	368	96%	1,658	1.94	1,900	2.22
Camden Noma	Washington	DC	2014	770	321	97%	2,261	2.94	2,574	3.34
Camden Noma II	Washington	DC	2017	759	405	97%	2,326	3.06	2,653	3.49
Camden Potomac Yard (2)	Arlington	VA	2008	835	378	96%	2,044	2.45	2,368	2.84
Camden Roosevelt	Washington	DC	2003	856	198	95%	2,859	3.34	3,242	3.79
Camden Russett	Laurel	MD	2000	992	426	96%	1,502	1.51	1,717	1.73
Camden Shady Grove	Rockville	MD	2018	877	457	96%	1,735	1.98	1,963	2.24
Camden Silo Creek	Ashburn	VA	2004	975	284	98%	1,659	1.70	1,905	1.95
Camden South Capitol (3)	Washington	DC	2013	821	281	96%	2,309	2.81	2,675	3.26
Camden Washingtonian	Gaithersburg	MD	2018	871	365	97%	1,704	1.96	1,888	2.17
TOTAL DC METRO	19	Properties		922	6,862	97%	1,867	2.02	2,136	2.32

Camden Aventura	Aventura	FL	1995	1,108	379	95%	1,982	1.79	2,345	2.12
Camden Boca Raton	Boca Raton	FL	2014	843	261	96%	1,949	2.31	2,170	2.57
Camden Brickell (2)	Miami	FL	2003	937	405	94%	2,107	2.25	2,317	2.47
Camden Doral	Miami	FL	1999	1,120	260	98%	1,954	1.74	2,201	1.96
Camden Doral Villas	Miami	FL	2000	1,253	232	96%	2,081	1.66	2,333	1.86
Camden Las Olas (2)	Ft. Lauderdale	FL	2004	1,043	420	94%	2,082	2.00	2,346	2.25
Camden Plantation	Plantation	FL	1997	1,201	502	97%	1,708	1.42	1,964	1.63
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	97%	1,772	1.59	2,082	1.87
Total Southeast Florida	8	Properties		1,079	2,781	96%	1,944	1.80	2,209	2.05

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2019

(Unaudited)							2Q19 Avg Monthly		2Q19 Avg Monthly
			Year Placed	Average	Apartment	2Q19 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunter's Creek	Orlando	FL	2000	1,075	270	97%	$1,463	$1.36	$1,708	$1.59
Camden Lago Vista	Orlando	FL	2005	955	366	98%	1,337	1.40	1,575	1.65
Camden LaVina	Orlando	FL	2012	970	420	96%	1,358	1.40	1,583	1.63
Camden Lee Vista	Orlando	FL	2000	937	492	97%	1,286	1.37	1,509	1.61
Camden North Quarter	Orlando	FL	2016	806	333	94%	1,569	1.95	1,693	2.10
Camden Orange Court	Orlando	FL	2008	817	268	95%	1,371	1.68	1,614	1.98
Camden Thornton Park	Orlando	FL	2016	920	299	95%	1,889	2.05	2,039	2.22
Camden Town Square	Orlando	FL	2012	983	438	97%	1,404	1.43	1,577	1.60
Camden Waterford Lakes (3)	Orlando	FL	2014	971	300	97%	1,448	1.49	1,711	1.76
Camden World Gateway	Orlando	FL	2000	979	408	98%	1,347	1.38	1,556	1.59
Total Orlando	10	Properties		944	3,594	97%	1,430	1.52	1,638	1.74

Camden Bay	Tampa	FL	1997/2001	943	760	95%	1,228	1.30	1,500	1.59
Camden Montague	Tampa	FL	2012	975	192	97%	1,357	1.39	1,631	1.67
Camden Pier District	St. Petersburg	FL	2016	989	358	95%	2,484	2.51	2,636	2.67
Camden Preserve	Tampa	FL	1996	942	276	94%	1,447	1.54	1,691	1.80
Camden Royal Palms	Brandon	FL	2006	1,017	352	96%	1,237	1.22	1,516	1.49
Camden Visconti (3)	Tampa	FL	2007	1,125	450	96%	1,364	1.21	1,628	1.45
Camden Westchase Park	Tampa	FL	2012	992	348	97%	1,450	1.46	1,754	1.77
Total Tampa	7	Properties		997	2,736	96%	1,475	1.48	1,732	1.74

TOTAL FLORIDA	25	Properties		1,001	9,111	96%	1,601	1.60	1,840	1.84

Camden Brookwood	Atlanta	GA	2002	912	359	97%	1,412	1.54	1,655	1.81
Camden Buckhead Square	Atlanta	GA	2015	827	250	97%	1,588	1.92	1,743	2.11
Camden Creekstone	Atlanta	GA	2002	990	223	97%	1,378	1.39	1,586	1.60
Camden Deerfield	Alpharetta	GA	2000	1,187	292	96%	1,425	1.20	1,673	1.41
Camden Dunwoody	Atlanta	GA	1997	1,007	324	97%	1,352	1.34	1,606	1.60
Camden Fourth Ward	Atlanta	GA	2014	847	276	96%	1,726	2.04	1,967	2.32
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	94%	1,520	1.62	1,768	1.89
Camden Paces	Atlanta	GA	2015	1,407	379	97%	2,734	1.94	3,044	2.16
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	96%	1,311	1.28	1,604	1.56
Camden Phipps (3)	Atlanta	GA	1996	1,018	234	95%	1,546	1.52	1,838	1.81
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	97%	1,316	1.15	1,568	1.37
Camden St. Clair	Atlanta	GA	1997	999	336	97%	1,369	1.37	1,628	1.63
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	96%	1,125	1.11	1,365	1.35
Camden Vantage	Atlanta	GA	2010	901	592	96%	1,450	1.61	1,624	1.80
TOTAL GEORGIA	14	Properties		1,015	4,496	96%	1,530	1.51	1,773	1.75

Camden Ballantyne	Charlotte	NC	1998	1,048	400	96%	1,284	1.23	1,518	1.45
Camden Cotton Mills	Charlotte	NC	2002	905	180	95%	1,487	1.64	1,727	1.91
Camden Dilworth	Charlotte	NC	2006	857	145	96%	1,453	1.70	1,723	2.01
Camden Fairview	Charlotte	NC	1983	1,036	135	96%	1,197	1.15	1,414	1.36
Camden Foxcroft	Charlotte	NC	1979	940	156	97%	1,065	1.13	1,271	1.35
Camden Foxcroft II	Charlotte	NC	1985	874	100	94%	1,174	1.34	1,407	1.61
Camden Gallery	Charlotte	NC	2017	743	323	97%	1,572	2.12	1,810	2.44
Camden Grandview	Charlotte	NC	2000	1,059	266	95%	1,678	1.58	1,890	1.78
Camden Grandview II (1)	Charlotte	NC	2019	2,242	28	Lease-Up	4,121	1.84	4,408	1.97
Camden Sedgebrook	Charlotte	NC	1999	972	368	97%	1,128	1.16	1,363	1.40
Camden South End	Charlotte	NC	2003	882	299	95%	1,439	1.63	1,648	1.87
Camden Southline (3)	Charlotte	NC	2015	831	266	97%	1,559	1.88	1,767	2.13
Camden Stonecrest	Charlotte	NC	2001	1,098	306	96%	1,313	1.20	1,543	1.40
Camden Touchstone	Charlotte	NC	1986	899	132	97%	1,090	1.21	1,301	1.45
Total Charlotte	14	Properties		954	3,104	96%	1,389	1.46	1,596	1.67

Camden Asbury Village (3)	Raleigh	NC	2009	1,009	350	95%	1,238	1.23	1,466	1.45
Camden Crest	Raleigh	NC	2001	1,013	438	97%	1,056	1.04	1,283	1.27
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	96%	1,105	1.06	1,358	1.30
Camden Lake Pine	Apex	NC	1999	1,066	446	97%	1,177	1.10	1,425	1.34
Camden Manor Park	Raleigh	NC	2006	966	484	96%	1,155	1.19	1,370	1.42
Camden Overlook	Raleigh	NC	2001	1,060	320	96%	1,262	1.19	1,527	1.44
Camden Reunion Park	Apex	NC	2000/2004	972	420	96%	1,069	1.10	1,292	1.33
Camden Westwood	Morrisville	NC	1999	1,027	354	93%	1,111	1.08	1,350	1.31
Total Raleigh	8	Properties		1,016	3,054	96%	1,144	1.13	1,379	1.36

TOTAL NORTH CAROLINA	22	Properties		985	6,158	96%	1,268	1.29	1,488	1.51

CAMDEN	COMMUNITY TABLE
Community statistics as of 6/30/2019

(Unaudited)							2Q19 Avg Monthly		2Q19 Avg Monthly
			Year Placed	Average	Apartment	2Q19 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks (3)	Austin	TX	2009	862	348	95%	$1,110	$1.29	$1,376	$1.60
Camden Amber Oaks II (3)	Austin	TX	2012	910	244	95%	1,167	1.28	1,452	1.60
Camden Brushy Creek (3)	Cedar Park	TX	2008	882	272	96%	1,169	1.32	1,307	1.48
Camden Cedar Hills	Austin	TX	2008	911	208	96%	1,285	1.41	1,549	1.70
Camden Gaines Ranch	Austin	TX	1997	955	390	98%	1,456	1.52	1,720	1.80
Camden Huntingdon	Austin	TX	1995	903	398	97%	1,188	1.32	1,450	1.61
Camden La Frontera	Austin	TX	2015	901	300	96%	1,245	1.38	1,487	1.65
Camden Lamar Heights	Austin	TX	2015	838	314	96%	1,513	1.81	1,763	2.10
Camden Rainey Street (1)	Austin	TX	2016	873	326	Lease-Up	2,304	2.64	2,465	2.82
Camden Shadow Brook (3)	Austin	TX	2009	909	496	96%	1,168	1.28	1,323	1.46
Camden Stoneleigh	Austin	TX	2001	908	390	97%	1,293	1.42	1,541	1.70
Total Austin	11	Properties		897	3,686	96%	1,351	1.51	1,571	1.75

Camden Breakers	Corpus Christi	TX	1996	868	288	96%	1,144	1.32	1,411	1.63
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	94%	876	1.13	1,079	1.39
Camden South Bay (3)	Corpus Christi	TX	2007	1,055	270	95%	1,246	1.18	1,466	1.39
Total Corpus Christi	3	Properties		888	902	95%	1,072	1.21	1,302	1.47

Camden Addison	Addison	TX	1996	942	456	96%	1,247	1.32	1,458	1.55
Camden Belmont	Dallas	TX	2010/2012	945	477	96%	1,463	1.55	1,693	1.79
Camden Buckingham	Richardson	TX	1997	919	464	96%	1,241	1.35	1,494	1.62
Camden Centreport	Ft. Worth	TX	1997	911	268	97%	1,201	1.32	1,426	1.56
Camden Cimarron	Irving	TX	1992	772	286	97%	1,238	1.60	1,469	1.90
Camden Design District (3)	Dallas	TX	2009	939	355	96%	1,396	1.49	1,529	1.63
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	1,369	1.47	1,605	1.72
Camden Henderson	Dallas	TX	2012	967	106	98%	1,530	1.58	1,815	1.88
Camden Legacy Creek	Plano	TX	1995	831	240	98%	1,293	1.56	1,519	1.83
Camden Legacy Park	Plano	TX	1996	871	276	96%	1,291	1.48	1,525	1.75
Camden Panther Creek (3)	Frisco	TX	2009	946	295	96%	1,260	1.33	1,444	1.53
Camden Riverwalk (3)	Grapevine	TX	2008	982	600	97%	1,483	1.51	1,717	1.75
Camden Valley Park	Irving	TX	1986	743	516	96%	1,089	1.46	1,311	1.76
Camden Victory Park	Dallas	TX	2016	861	423	96%	1,658	1.92	1,908	2.21
Total Dallas/Ft. Worth	14	Properties		901	5,666	96%	1,342	1.49	1,567	1.74

Camden City Centre	Houston	TX	2007	932	379	95%	1,490	1.60	1,736	1.86
Camden City Centre II	Houston	TX	2013	868	268	96%	1,503	1.73	1,750	2.02
Camden Cypress Creek (3)	Cypress	TX	2009	993	310	97%	1,310	1.32	1,531	1.54
Camden Downs at Cinco Ranch (3)	Katy	TX	2004	1,075	318	96%	1,262	1.17	1,520	1.41
Camden Grand Harbor (3)	Katy	TX	2008	959	300	96%	1,182	1.23	1,390	1.45
Camden Greenway	Houston	TX	1999	861	756	97%	1,397	1.62	1,624	1.89
Camden Heights (3)	Houston	TX	2004	927	352	96%	1,489	1.61	1,736	1.87
Camden Holly Springs	Houston	TX	1999	934	548	96%	1,232	1.32	1,461	1.56
Camden McGowen Station (1)	Houston	TX	2018	1,007	315	Lease-Up	2,106	2.09	2,157	2.14
Camden Midtown	Houston	TX	1999	844	337	96%	1,544	1.83	1,803	2.13
Camden Northpointe (3)	Tomball	TX	2008	940	384	97%	1,141	1.21	1,390	1.48
Camden Oak Crest	Houston	TX	2003	870	364	96%	1,133	1.30	1,367	1.57
Camden Park	Houston	TX	1995	866	288	96%	1,104	1.28	1,336	1.54
Camden Plaza	Houston	TX	2007	915	271	96%	1,585	1.73	1,820	1.99
Camden Post Oak	Houston	TX	2003	1,200	356	95%	2,460	2.05	2,640	2.20
Camden Royal Oaks	Houston	TX	2006	923	236	94%	1,361	1.47	1,415	1.53
Camden Royal Oaks II	Houston	TX	2012	1,054	104	98%	1,587	1.50	1,645	1.56
Camden Spring Creek (3)	Spring	TX	2004	1,080	304	96%	1,232	1.14	1,467	1.36
Camden Stonebridge	Houston	TX	1993	845	204	96%	1,111	1.31	1,328	1.57
Camden Sugar Grove	Stafford	TX	1997	921	380	95%	1,196	1.30	1,405	1.52
Camden Travis Street	Houston	TX	2010	819	253	96%	1,486	1.82	1,721	2.10
Camden Vanderbilt	Houston	TX	1996/1997	863	894	96%	1,433	1.66	1,676	1.94
Camden Whispering Oaks	Houston	TX	2008	934	274	95%	1,242	1.33	1,480	1.58
Camden Woodson Park (3)	Houston	TX	2008	916	248	94%	1,217	1.33	1,431	1.56
Camden Yorktown (3)	Houston	TX	2008	995	306	96%	1,182	1.19	1,392	1.40
Total Houston	25	Properties		933	8,749	96%	1,400	1.50	1,613	1.73

TOTAL TEXAS	53	Properties		914	19,003	96%	1,358	1.48	1,576	1.72

TOTAL PROPERTIES	165	Properties		955	56,271	96%	$1,546	$1.62	$1,781	$1.86

(1) Completed communities in lease-up as of June 30, 2019 are excluded from total occupancy numbers.
(2) Communities under redevelopment as of June 30, 2019.
(3) Communities owned through investment in joint venture. Pro-Rata ownership is 31.3%.